UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2012
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255
 (Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 5 – Corporate Government and Management

ITEM 5.07 - Submission of Matters to a Vote of Security Holders

On April 25, 2012, The Eastern Company held its annual meeting of shareholders. The results of the vote at the meeting were as follows:

		FOR	WITHHELD	BROKER NON-VOTE
1)	Election of David Robinson as a director for a three-year term expiring in the year 2015:	3,269,924	39,604	727,140

		FOR	WITHHELD	BROKER NON-VOTE
	Election of Donald S. Tuttle III as a director for a three-year term expiring in the year 2015:	3,270,621	38,907	727,140

		FOR	AGAINST	ABSTENTION
4)	Ratification of appointment of Fiondella, Milone & LaSaracina LLP as independent registered public accounting firm:	4,003,570	29,938	3,160

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: April 26, 2012	By: /s/John L. Sullivan III
John L. Sullivan III Vice President and Chief Financial Officer